UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2004

Allied Waste Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14725	88-0228636
(Commission File Number)	(IRS Employer Identification No.)

15880 N. Greenway-Hayden Loop, Suite 100 Scottsdale, Arizona (Address of principal executive offices)	85260 (Zip Code)

Registrant’s telephone number, including area code (480) 627-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 14, 2004, Allied Waste Industries, Inc. (“Allied” or “Company”) issued the following press release.

Contact: Michael Burnett
Vice President, Investor Relations
480-627-2785

FOR IMMEDIATE RELEASE

ALLIED WASTE TO PRESENT TODAY AT
DEUTSCHE BANK GLOBAL SERVICES CONFERENCE

— Company to Provide Update on Current Business Conditions —

Scottsdale, AZ – September 14, 2004 – Allied Waste Industries, Inc. (NYSE: AW), a leading waste services company, today announced that Tom Van Weelden, Chairman and Chief Executive Officer and Pete Hathaway, Executive Vice President and Chief Financial Officer, are scheduled to present at the Deutsche Bank Securities Global Services Conference to be held today, September 14, 2004 at 9:50 a.m. Eastern Time. A webcast of the conference presentation, along with the presentation slides, will be available on the Company’s website, www.alliedwaste.com through October 5, 2004.

In the presentation and meetings, management intends to discuss Allied Waste’s long-term strategy to generate value for shareholders by maximizing operating cash flow and continuing to repay debt, thereby advancing the Company over the long-term toward achieving investment grade debt ratios. The Company also intends to provide an update on current business conditions.

“Business conditions that we experienced in June have continued into July and August,” Tom Van Weelden, Chairman and CEO of Allied Waste intends to state in the presentation. “General economic activity continues to offer only modest growth opportunities. In this environment we will focus on growing our business through a selective integrated market pricing strategy. We remain on track to achieve our goal of 2% revenue growth in 2004. Compared to previous estimates for 2004, the growth is being achieved in lower margin lines of business as opposed to our higher margin landfill business.”

In his presentation, Mr. Van Weelden also intends to note that, “Our maintenance improvement programs are expected to reduce our overall maintenance costs in the long-term, but in the short-term, they are driving maintenance cost increases. This became apparent with the second quarter results and continues at a higher pace into the second half of the year. In addition, in 2005 we expect to begin to increase investment in our fleet and move our fleet toward optimal performance levels. These actions should result in a decrease in maintenance costs beginning in 2005. Our comprehensive Best Practices Program is being implemented in line with our $40 million cost estimate for 2004.

In light of these factors and our enhanced visibility into the remainder of the year, we are reducing our outlook for 2004 operating income before depreciation and amortization* by approximately 3-4% from our most recent guidance.”

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2004, the Company served customers through a network of 312 collection companies, 164 transfer stations, 167 active landfills and 57 recycling facilities in 37 states.

*Non-GAAP Financial Measures

In addition to disclosing financial results in accordance with generally accepted accounting principles (GAAP), the Company also discloses operating income before depreciation and amortization and free cash flow, which are non-GAAP measures. We believe that our presentation of operating income before depreciation and amortization is useful to investors because it is an indicator of the strength and performance of our ongoing business operations, including our ability to fund capital expenditures and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses are non-cash and primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Management uses operating income before depreciation and amortization to evaluate the operations of its geographic operating areas.

Safe Harbor for Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These statements relate to our operations that are based on current expectations, estimates and predictions. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “outlook,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in these forward looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Forward-looking statements in this press release include, among others, statements regarding our expectations for 2004, including but not limited to estimates for revenue growth, operating income before depreciation and amortization*, statements regarding maximizing operating cash flow, continuing to repay debt and advancing the Company toward achieving investment grade debt ratios, statements regarding the expected benefits from the implementation of best practice programs and selective integrated market pricing strategy, and statements regarding our expectations for an increased investment in our fleet and decrease in maintenance cost in 2005.

These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the forward-looking statements for many reasons, including, without limitation: (1) weakness in the U.S. economy may cause a decline in the demand for the Company’s services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by us, increased competitive pressure on pricing and generally make it more difficult for us to predict economic trends; (2) we may be impeded in the successful integration of acquired businesses and our market development efforts, which may cause significant increases in our waste disposal expenses; (3) risks associated with undisclosed liabilities of acquired businesses; (4) we may be unsuccessful in achieving greater aggregate revenues from price increases; (5) a change in interest rates or a reduction in the Company’s cash flow could impair our ability to service and reduce our debt obligations; (6) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges; (7) divestitures by us may not raise funds exceeding financing needed for future acquisitions, or may not occur at all; (8) severe weather conditions could impair our operating results; (9) the covenants in our credit facilities and indentures may limit our ability to operate our business; (10) we could be unable to obtain required permits; (11) we may be unable to raise additional capital to meet our operational needs; (12) increases in final capping, closure, post-closure, remediation and regulatory compliance costs could result in an increase in our operating costs; (13) we may be unable to obtain financial assurances; (14) the loss of services of any members of senior management may affect our operating abilities; (15) government regulations may increase the cost of doing business; (16) potential liabilities, including the outcome of litigation brought by government agencies, liabilities associated with our acquisitions and hazardous substance and environmental liabilities could increase costs; (17) potential increases in commodity, insurance and fuel prices may make it more expensive to operate our business; (18) potential increases in our operating costs or disruption to our operations as a result of union initiated work stoppages; (19) we may not realize the net benefits of best practice programs; (20) potential errors in accounting estimates and judgments; (21) the effects that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills and waste-to-energy facilities; and (22) the outcome of legal proceedings.

Other factors which could materially affect such forward-looking statements can be found in the Company’s periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management’s Discussion and Analysis in Allied’s Form 10-K for the year ended December 31, 2003. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WASTE INDUSTRIES, INC.
By:	/s/ PETER S. HATHAWAY
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

Date: September 14, 2004